                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               ------------------
                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            ALLEGIANCE TELECOM, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                DELAWARE                                 75-2721491
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


         1950 STEMMONS FREEWAY,
                SUITE 3026
             DALLAS, TEXAS                                 75207
----------------------------------------                 ----------
(Address of Principal Executive Offices)                 (Zip Code)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:



           Title of Each Class                               Name of Each Exchange on which
           to be so Registered                               Each Class is to be Registered
           -------------------                               ------------------------------
            NOT APPLICABLE                                         NOT APPLICABLE
 ----------------------------------------------------    ---------------------------------------------------
 ----------------------------------------------------    ---------------------------------------------------
 If this form relates to the registration of a class     If this form relates to the registration of a class
 of securities pursuant to Section 12(b) of the          of securities pursuant to Section 12(g) of the
 Exchange Act and is effective pursuant to General       Exchange Act and is effective pursuant to General
 Instruction A.(c), please check the following box.      Instruction A.(d), please check the following box.
 [ ]                                                     [x]


SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:

                                   333-53475
                                   ---------
                                (If applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                     COMMON STOCK, PAR VALUE $.01 PER SHARE
--------------------------------------------------------------------------------
                                (Title of Class)


--------------------------------------------------------------------------------
                                (Title of Class)





                               Page 1 of 3 Pages

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Description of the Registrant's Common Stock, par value $.01 per share (the "Common Stock"), as included under the caption "Description of Capital Stock" in the Prospectus forming a part of the Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission (the "Commission") on May 22, 1998, Registration Number 333-53475, including exhibits, and as may be subsequently amended from time to time (the "Registration Statement"), is hereby incorporated by reference. Capitalized terms used herein and not otherwise defined having the meanings assigned to them in the Registration Statement.

ITEM 2.  EXHIBITS.

        Number                                Description
        ------                                -----------
          1.    Specimen Certificate for the Common Stock (incorporated herein by  reference to Exhibit 4.5 to the Registration Statement).

          2.    Amended  and   Restated  Certificate  of  Incorporation  of  the  Registrant
                (incorporated  herein  by  reference  to  Exhibit  3.1  to the  Registration
                Statement).

          3.    Amended and  Restated By-Laws  of the  Registrant   (incorporated herein  by
                reference to Exhibit 3.2 to the Registration Statement).





                               Page 2 of 3 Pages

                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  ALLEGIANCE TELECOM, INC.
                                  --------------------------------------------
                                           (Registrant)


Date:  June 23, 1998              By:  /s/ Royce J. Holland
                                     -----------------------------------------
                                       Royce J. Holland
                                       Chief Executive Officer





                               Page 3 of 3 Pages